UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2020
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Adverum Biotechnologies, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-36579	20-5258327
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
800 Saginaw Drive
Redwood City, CA 94063
(Address of principal executive offices, including zip code)
(650) 656-9323
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)
☐	Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))
☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADVM	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).      Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

Adverum Biotechnologies, Inc. will be relying on the Securities and Exchange Commission’s Order under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions from the Reporting and Proxy Delivery Requirements for Public Companies dated March 25, 2020 (Release No. 34-88465) (the “Order”) to delay the filing of its quarterly report on Form 10-Q due to circumstances related to the coronavirus disease (“COVID-19”).

The San Francisco Bay Area of California, where Adverum is headquartered, has been affected by COVID-19 and is currently subject to a state executive order and a Shelter-In-Place order as of the date of this Current Report on Form 8-K. Adverum's operations and business have experienced disruption due to the unprecedented conditions surrounding the COVID-19 pandemic. Due to restricted access to Adverum’s facilities, Adverum is materially impeded resulting in delay in preparation and completion of its financial statements.

Due to these disruptions, Adverum is unable to file its Form 10-Q for the fiscal quarter ended March 31, 2020, by the original due date of May 11, 2020. Adverum expects to file the Form 10-Q on May 28, 2020, which is within the extended 45 days post-standard filing deadline timeline permitted by the Order.

In light of the current COVID-19 pandemic, Adverum will be including the following Risk Factor in its Form 10-Q:

The coronavirus (“COVID-19”) pandemic has impacted our business practices and the effects of its continued impact on our business, results of operations, and financial condition will depend on future developments, which cannot be predicted.

The COVID-19 pandemic has caused us to modify our business practices (including adhering to “shelter-in-place” orders, limiting employee travel, and cancelling physical participation in meetings, events and conferences), and we may take further actions that may be required by government authorities or that we determine are in the best interests of our employees, customers and business partners. We are uncertain that such measures will be sufficient to mitigate the risks posed by the virus or otherwise be satisfactory to government authorities and how long we will be required to continue these measures.

Operating under the “shelter-in-place” orders has made it more challenging and time-consuming for us to conduct certain of our operations. The effects of operating under the “shelter-in-place” orders may continue to negatively impact productivity, disrupt our operations and negatively impact our business and financial condition, the magnitude of which will depend, in part, on the length and severity of the restrictions and other limitations on our ability to conduct our business in the ordinary course. For example, restrictions on our financial functions’ access to our facilities has led to a delay in our ability to prepare, complete and file our Quarterly Report on Form 10-Q for the first quarter of 2020.

The COVID-19 pandemic may also affect our current and planned trials and development programs, possibly affecting our timelines for commercialization. Shelter-in-place or equivalent orders and the current general reluctance of people to make in-person visits to healthcare providers for treatment of non-life-threatening ailments may make initiating clinical trial sites, identifying potential patients and enrolling them in our clinical trials, retaining any such patients, ensuring that such patients comply with treatment protocols, and collecting sufficient trial data to progress our clinical programs more difficult. For example, we believe that patient concerns related to COVID-19 caused some of our OPTIC trial patients to miss scheduled appointments for fear of contracting the virus which, if this were to be repeated over longer periods of time, could impact our ability to collect data we need.

In addition, due to the limited ability to access our facilities and our reliance on outside vendors who may be similarly affected, our development programs may not proceed along the timelines we previously anticipated. We rely on third-party research facilities, manufacturers, suppliers and other service providers from other countries and from different parts of the U.S. to provide services and resources necessary to support our research and development plans, to produce our product candidates, and support our clinical trials. Our ability to obtain this necessary support or supplies could be disrupted, or the cost of this support or these supplies could increase, if the operations of these suppliers or service providers, or national and international supply chains, including of transportation carriers and transportation hubs, are affected by the COVID-19 pandemic. In addition, if our relationships with our service providers, suppliers or other vendors are terminated or scaled back as a result of the COVID-19 pandemic or other health epidemics, we may not be able to enter into arrangements with alternative service providers, suppliers or other vendors or do so on commercially reasonable terms or in a timely or cost-effective manner. As a result, delays could occur which could adversely impact our ability to meet our desired clinical development and any future commercialization timelines. The COVID-19 pandemic may also affect the operations of the FDA or other health authorities, which could result in delays of reviews and approvals, including with respect to our product candidates.

The spread of COVID-19, which has caused a broad impact globally, may materially affect us economically. While the potential economic impact brought by, and the duration of, COVID-19 may be difficult to assess or predict, the widespread pandemic could result in significant disruption of global financial markets, reducing our ability to access capital, which could in the future negatively affect our liquidity. In addition, a recession or market correction resulting from the spread of COVID-19 could materially affect our business and the value of our common stock.

Although we are taking steps to mitigate all of these effects, the occurrence of any of these disruptions, including of our own operations, could delay our clinical trials and development programs, and otherwise harm our operations and financial condition and increase our costs and expenses.

The extent to which the COVID-19 pandemic continues to impact our business, results of operations and financial condition will depend on future developments, which are uncertain and cannot be predicted, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. Even after the coronavirus outbreak has subsided, we may experience materially adverse impacts to our business as a result of its global human and economic impact.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements as to Adverum's beliefs and expectations as to the effects that the COVID-19 pandemic may have on our business, which are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These risks and uncertainties include, but are not limited to, those described in the risk factor above. Except as required by law, Adverum does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVERUM BIOTECHNOLOGIES, INC.

Date: May 8, 2020	By:	/s/ Leone Patterson
Leone Patterson, Chief Executive Officer